DERIVATIVES	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
Derivatives

First Financial uses certain derivative instruments, including rate caps, floors and swaps, to meet the needs of its clients while managing the interest rate risk associated with certain transactions.  First Financial does not use derivatives for speculative purposes. For discussion of First Financial's accounting for derivative instruments, see Note 1 – Summary of Significant Accounting Policies.

First Financial primarily utilizes interest rate swaps as a means to offer borrowers credit-based products that meet their needs and may also utilize interest rate swaps to manage the interest rate risk profile of the Company.

Interest rate payments are exchanged with counterparties, based on the notional amount as established in the interest rate agreement. As only interest rate payments are exchanged, the cash requirements and credit risk associated with interest rate swaps are significantly less than the notional amount and the Company’s credit risk exposure is limited to the market value of the instruments. First Financial manages this market value credit risk through counterparty credit policies, which require the Company to maintain a total derivative notional position of less than 35% of assets, total credit exposure of less than 3% of capital and no single counterparty credit risk exposure greater than $20.0 million. The Company is currently below all single counterparty and portfolio limits.

Client derivatives. First Financial utilizes interest rate swaps as a means to offer commercial borrowers fixed rate funding while providing the Company with floating rate assets. The following table details the location and amounts recognized in the Consolidated Balance Sheets for client derivatives:

		December 31, 2018			December 31, 2017
			Estimated fair value			Estimated fair value
(Dollars in thousands)	Balance Sheet Classification	Notional amount	Gain	Loss	Notional amount	Gain	Loss
Client derivatives
Matched interest rate swaps with borrower	Accrued interest and other assets and other liabilities	$1,359,990	$17,402	$(11,787)	$837,040	$7,153	$(5,529)
Matched interest rate swaps with counterparty	Accrued interest and other liabilities	1,359,990	11,787	(17,401)	837,040	5,529	(7,158)
Total		$2,719,980	$29,189	$(29,188)	$1,674,080	$12,682	$(12,687)

At December 31, 2018, the Company had a total counterparty notional amount outstanding of $1.4 billion, spread among thirteen counterparties, with an outstanding liability from these contracts of $4.9 million. At December 31, 2017, the Company had a total counterparty notional amount outstanding of $837.5 million, spread among thirteen counterparties, with an outstanding liability from these contracts of $1.3 million.

First Financial monitors its derivative credit exposure to borrowers by monitoring the creditworthiness of the related loan customers through the Company's normal credit review processes. Additionally, the Company's ALLL committee monitors derivative credit risk exposure related to problem loans. First Financial considers the market value of a derivative instrument to be part of the carrying value of the related loan for these purposes as the borrower is contractually obligated to pay First Financial this amount in the event the derivative contract is terminated.

In connection with its use of derivative instruments, First Financial and its counterparties are required to post cash collateral to offset the market position of the derivative instruments. First Financial maintains the right to offset these derivative positions with the collateral posted against them by or with the relevant counterparties. First Financial classifies the derivative cash collateral outstanding with its counterparties as an adjustment to the fair value of the derivative contracts within Accrued interest and other assets or Accrued interest and other liabilities in the Consolidated Balance Sheets.

The following table discloses the gross and net amounts of client derivative liabilities recognized in the Consolidated Balance Sheets:

	December 31, 2018			December 31, 2017
(Dollars in thousands)	Gross amounts of recognized liabilities	Gross amounts offset in the Consolidated Balance Sheets	Net amounts of liabilities presented in the Consolidated Balance Sheets	Gross amounts of recognized liabilities	Gross amounts offset in the Consolidated Balance Sheets	Net amounts of liabilities presented in the Consolidated Balance Sheets
Client derivatives
Matched interest rate swaps	$29,189	$(14,577)	$14,612	$12,687	$2,279	$14,966

The following table details the derivative financial instruments, the average remaining maturities and the weighted-average interest rates being paid and received by First Financial at December 31, 2018:

				Weighted-Average Rate
(Dollars in thousands)	Notional amount	Average maturity (years)	Fair value	Receive	Pay
Client derivatives
Receive fixed, matched interest rate swaps with borrower	$1,359,990	6.2	$5,615	4.70%	4.67%
Pay fixed, matched interest rate swaps with counterparty	1,359,990	6.2	(5,614)	4.67%	4.70%
Total client derivatives	$2,719,980	6.2	$1	4.68%	4.68%

Credit derivatives. In conjunction with participating interests in commercial loans, First Financial periodically enters into risk participation agreements with counterparties whereby First Financial assumes a portion of the credit exposure associated with an interest rate swap on the participated loan in exchange for a fee. Under these agreements, First Financial will make payments to the counterparty if the loan customer defaults on its obligation to perform under the interest rate swap contract with the counterparty. The total notional value of these agreements totaled $138.4 million as of December 31, 2018 and $95.9 million as of December 31, 2017. The fair value of these agreements were recorded in Accrued interest and other liabilities on the Consolidated Balance Sheets was $0.1 million at both December 31, 2018 and December 31, 2017.

Mortgage Derivatives. First Financial enters into IRLCs and forward commitments for the future delivery of mortgage loans to third party investors, which are considered derivatives. When borrowers secure an IRLC with First Financial and the loan is intended to be sold, First Financial will enter into forward commitments for the future delivery of the loans to third party investors in order to hedge against the effect of changes in interest rates impacting IRLCs and and loans held for sale. At December 31, 2018, the notional amount of the IRLCs was $20.8 million and the notional amount of forward commitments was $12.3 million. As of December 31, 2017, the notional amount of IRLCs was $12.3 million and the notional amount of forward commitments was $15.4 million. The fair value of these agreements was recorded on the Consolidated Balance Sheets in Accrued interest and other assets and was insignificant at December 31, 2018 and $0.1 million at December 31, 2017.